UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

 SignalPoint Global Alpha Fund

September 30, 2013

SignalPoint Capital Management, LLC.

400 South Avenue

Suite 300

Springfield, MO 65806

September 30, 2013

Dear Fellow Shareholders,

We are pleased to report that the SignalPoint Global Alpha Fund (“Fund”) has performed to our expectations for the fiscal year ended September 30, 2013.

Investment Strategy

The Fund’s investment strategy is designed to provide broad exposure to global markets through owning regional and sector based exchange traded funds (ETFs). The equity exposure is counterbalanced with a reserve of cash for each region and sector ETF, with each ETF position functioning as its own profit center. As any sector/regional ETF position rises in price, SignalPoint will typically sell off a small percentage of that position and reserve the cash proceeds for repurchasing shares at a later point in time when shares are trading at a discount. Cash levels rise to a calculated maximum that roughly equates to our opinion of the level of market risk.

Market Risk Indicator (MRI)

SignalPoint’s proprietary Market Risk Indicator (MRI) is used as a barometer for gaining insight into the stock market’s level of risk.  The MRI evaluates market valuations, speculative activity and investor sentiment and correlative activity.  We also broadly review the expansion/contraction of the number of available issues from which investors can choose. The MRI is a summary of these measures that is scaled to produce our target maximum cash reserve for the Fund based upon our view of market risk.

Fiscal Year 2013 Performance

At the Fund’s inception the exposure to the various US and international equity sector exchanged traded fund (ETF) positions was weighted 60% to the US business sectors and 40% to the international markets (by geographic region).  The initial cash position of 16% was distributed equally to these ETF components.

During the reporting period, the primary impact on the Fund was the market steady appreciation, rise in the level of market risk and our shift in the Cash/Equity ratio in response to these two events.  As the year progressed there were continual adjustments to the cash allocated to all fourteen ETF positions that comprise the Fund.  While the cash allocation varied throughout the year, it significantly increased as to each ETF position as we methodically reduced the Fund’s exposure in response to the rising market.  The reduction of the equity exposure led to the cash reserves rising to a peak of 31% at the end of June and closing at 19% at the end of September. The cash allocation closely mirrored the market’s higher valuations and increasing risk as evidenced in our MRI during the year.

Appreciation in the Fund’s ETF positions also closely tracked the global equity market’s growth throughout the period. As the market equity values rose in unison with our perceived market risk (MRI), the inflows of new capital to the Fund helped to keep the Equity/Cash ratio of the Fund on target with our MRI suggested cash allocation. The increased cash allocation is consistent with the Fund’s investment strategy of shifting the Equity/Cash ratio in response to market appreciation, the expansion of the price/earnings ratios and most importantly our perception of market risk.

Performance* (as of 09/30/13)	Calendar YTD	1 Yr.	Since Inception
SignalPoint™ Global Alpha Fund Class A (NAV)	10.45%	N/A	13.10%
SignalPoint™ Global Alpha Fund Class A (LOAD)	4.14%	N/A	6.60%
SignalPoint™ Global Alpha Fund Class C	9.88%	N/A	12.30%
SignalPoint™ Global Alpha Fund Class I	10.74%	N/A	13.40%
Reference Benchmark[1]	12.83%	N/A	13.73%

*The Fund’s maximum sales charge for Class “A” shares is 5.75%.  The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free 866-691-212.

Source: Fund Fact Sheet 3Q 2013

____________

1 The Reference Benchmark is 75% MSCI World Index (net) and 25% Citigroup 3 Month US Treasury Bill Index.  The MSCI World Index is a total return index, reported in US Dollars, which captures large and mid cap representation across 24 developed markets, covers 1600 hundred companies and approximately 84% of the free float adjusted market capitalization in each country. The Citigroup 3 Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of the yield averages of the last 3 month US Treasury Bill issues.

Top Ten Holdings as of 9.30.2013

Securities

Percent**

Cash and Equivalents

19.46%

First Trust Japan AlphaDEX Fund

  6.43%

First Trust Europe AlphaDEX Fund

  6.06%

First Trust Asia Pacific ex-Japan AlphaDEX Fund

  5.45%

First Trust Consumer Staples AlphaDEX Fund

  5.37%

First Trust Latin America AlphaDEX Fund

  5.25%

First Trust Emerging Markets AlphaDEX Fund

  5.22%

First Trust Health Care AlphaDEX Fund

  5.11%

First Trust Industrials/Producer Durables AlphaDEX Fund

  5.10%

First Trust Technology AlphaDEX Fund

  5.08%

**Percentages in the above table are based on market value of the Fund’s portfolio as of September 30th, 2013 and are subject to change.

While the ETF components appreciated throughout the period, the weights of the various ETF components generally maintained in the range of 4% to 7% of total Fund (with the exception of the Cash holding). As of September 30, 2013 the Fund’s invested equity ETF exposure is approximately 62% US business sectors and 38% international markets/regions.

At the close of September the Fund had risen 13.1% due to Class A shares in its first year. The rise in Fund share price occurred as the cash reserve position rose from 16% to nearly 19%.  Correspondingly, the market risk as determined by the SignalPoint MRI rose from 16% (bullish) in October of 2012 to its current level of 19 % at the end of September, 2013. The MRI at its current level of 19 % is considered “neutral” with upside potential for market appreciation balanced with its downside risk. We believe the cash reserve is adequate for both buffering the Fund’s downside risk while providing the necessary liquidity for opportunistic portfolio purchasing should markets decline as we move forward.

Sincerely

Thomas M. Veale, Chief Investment Officer

  2682-NLD-2013

SIGNALPOINT GLOBAL ALPHA FUND
PORTFOLIO REVIEW
September 30, 2013 (Unaudited)

The Fund's performance figures* for the period ended September 30, 2013, compared to its benchmarks:

Since Inception(a)
Class A	13.10%
Class A with 5.75% load	6.60%
Class C	12.30%
Class I	13.40%
MSCI World Index (Net)(b)	18.53%
SignalPoint Global Alpha Fund Blended Index (c)	13.73%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.24% of the Fund’s average daily net assets through January 31, 2014. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund's total annual operating expenses, including cost of investing in acquired Funds, would have been 2.15%, 2.90%, and 1.90%, per the September 26, 2012 prospectus, for the SignalPoint Global Alpha Fund's Class A, Class C, and Class I shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-877-769-9980.

(a) SignalPoint Global Alpha Fund commenced operations on October 16, 2012.
(b) The MSCI World Index tracks the performance of large and mid-cap stocks across 24 countries.
(c) The SignalPoint Global Alpha Fund Blended Index reflects an unmanaged portfolio of 75% of the MSCI World Index and 25% of the Citi 3 Month Treasury Bill Index.
Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange-Traded Funds	80.4%
Other / Cash & Cash Equivalents	19.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund's Holdings.

SignalPoint Global Alpha Fund
SCHEDULE OF INVESTMENTS
September 30, 2013

Shares		Value

	EXCHANGE-TRADED FUNDS - 80.4%
	DEBT FUNDS - 7.3%
3,692	iShares Short Treasury Bond ETF	$ 407,080

	EQUITY FUNDS - 73.1%
10,908	First Trust Asia Pacific ex-Japan AlphaDEX Fund	302,806
9,393	First Trust Consumer Discretionary AlphaDEX Fund	278,503
9,069	First Trust Consumer Staples AlphaDEX Fund	298,279
11,926	First Trust Emerging Markets AlphaDEX Fund	289,921
11,835	First Trust Energy AlphaDEX Fund	271,483
10,909	First Trust Europe AlphaDEX Fund	336,434
13,990	First Trust Financial AlphaDEX Fund	276,442
6,551	First Trust Health Care AlphaDEX Fund	283,789
11,331	First Trust Industrials/Producer Durables AlphaDEX Fund	283,502
7,754	First Trust Japan AlphaDEX Fund	356,994
12,064	First Trust Latin America AlphaDEX Fund	291,708
8,922	First Trust Materials AlphaDEX Fund	258,649
10,381	First Trust Technology AlphaDEX Fund	282,000
12,898	First Trust Utilities AlphaDEX Fund	256,670
		4,067,180

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,290,066)	4,474,260

	SHORT-TERM INVESTMENT - 19.4%
1,081,137	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.08%* (Cost $1,081,137)	1,081,137

	TOTAL INVESTMENTS - 99.8% (Cost $5,371,203) (a)	$ 5,555,397
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	10,812
	TOTAL NET ASSETS - 100.0%	$ 5,566,209

* Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $5,371,207 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 187,439
	Unrealized depreciation:	(3,249)
	Net unrealized appreciation:	$ 184,190

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 5,371,203
At value	$ 5,555,397
Dividends and interest receivable	58
Receivable due from Manager	6,633
Prepaid expenses and other assets	24,899
TOTAL ASSETS	5,586,987

LIABILITIES
Distribution (12b-1) fees payable	2,489
Fees payable to other affiliates	2,470
Accrued expenses and other liabilities	15,819
TOTAL LIABILITIES	20,778
NET ASSETS	$ 5,566,209

Composition of Net Assets:
Paid in capital	$ 5,387,547
Accumulated net investment loss	(5,528)
Accumulated net realized loss from investment transactions	(4)
Net unrealized appreciation of investments	184,194
NET ASSETS	$ 5,566,209

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 5,122,945
Shares of beneficial interest outstanding (a)	452,811
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 11.31
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 12.00

Class C Shares:
Net Assets	$ 195,468
Shares of beneficial interest outstanding (a)	17,410
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (c)	$ 11.23

Class I Shares:
Net Assets	$ 247,796
Shares of beneficial interest outstanding (a)	21,861
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.34
(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)

Investments in Class C shares may be subject to a 1.00% CDSC on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF OPERATIONS
For the Period* Ended September 30, 2013

INVESTMENT INCOME
Dividends	$ 16,626
Interest	412
TOTAL INVESTMENT INCOME	17,038

EXPENSES
Investment management fees	15,398
Distribution (12b-1) fees:
Class A	3,204
Class C	777
Professional fees	15,906
Compliance officer fees	13,178
Administration fees	7,322
MFund service fees	6,343
Registration fees	5,350
Trustees fees and expenses	3,908
Custodian fees	3,502
Printing and postage expenses	3,361
Non 12b-1 shareholder servicing fees	1,815
Insurance expense	15
Other expenses	3,577
TOTAL EXPENSES	83,656

Less: Fees waived/reimbursed by the Manager	(60,270)
NET EXPENSES	23,386

NET INVESTMENT LOSS	(6,348)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	816
Net change in unrealized appreciation on:
Investments	184,194

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	185,010

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 178,662

* The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF CHANGES IN NET ASSETS
For the
Period Ended
September 30, 2013(a)

FROM OPERATIONS
Net investment loss	$ (6,348)
Net realized gain from investments	816
Net change in unrealized appreciation on investments	184,194
Net increase in net assets resulting from operations	178,662

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,273,357
Class C	186,900
Class I	220,890
Payments for shares redeemed:
Class A	(293,585)
Class I	(15)
Net increase in net assets from shares of beneficial interest	5,387,547

TOTAL INCREASE IN NET ASSETS	5,566,209

NET ASSETS
Beginning of Period	-
End of Period *	$ 5,566,209
*Includes accumulated net investment loss of:	$ (5,528)

(a) The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2013(a)
SHARE ACTIVITY
Class A:
Shares Sold	479,113
Shares Redeemed	(26,302)
Net increase in shares of beneficial interest outstanding	452,811

Class C:
Shares Sold	17,410
Net increase in shares of beneficial interest outstanding	17,410

Class I:
Shares Sold	21,862
Shares Redeemed	(1)
Net increase in shares of beneficial interest outstanding	21,861

(a) The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.

See accompanying notes to financial statements.

SignalPoint Global Alpha Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

		Class A	Class C	Class I
		Period	Period	Period
		Ended	Ended	Ended
		September 30, 2013 (1)	September 30, 2013 (1)	September 30, 2013 (1)
Net asset value, beginning of period		$ 10.00	$ 10.00	$ 10.00

Activity from investment operations:
	Net investment income (loss) (6)	(0.05)	(0.11)	0.01
	Net realized and unrealized
	gain on investments	1.36	1.34	1.33
Total from investment operations		1.31	1.23	1.34

Net asset value, end of period		$ 11.31	$ 11.23	$ 11.34

Total return (2)(5)		13.10%	12.30%	13.40%

Net assets, at end of period (000s)		$ 5,123	$ 195	$ 248

Ratio of gross expenses to average
	net assets (3)(4)(7)	4.42%	5.17%	4.17%
Ratio of net expenses to average
	net assets (4)(7)	1.49%	2.24%	1.24%
Ratio of net investment income (loss)
	to average net assets (4)(7)(8)	(0.45)%	(1.08%)	0.14%

Portfolio Turnover Rate (5)		26%	26%	26%

(1)	The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SIGNALPOINT GLOBAL ALPHA FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

 (1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).   The Trust currently consists of twenty-four series. These financial statements include the following series: SignalPoint Global Alpha Fund (the “Fund”). The Fund is a separate diversified series of the Trust.  SignalPoint Capital Management, LLC (the "Manager" or “SignalPoint”), acts as manager to the Fund.

The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.  The Fund’s investment objective is to achieve long-term capital appreciation.

The Fund offers three classes of shares:  Class A, Class C and Class I shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change.  Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.    Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.   GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SIGNALPOINT GLOBAL ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets measured at fair value:

Assets Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Exchange-Traded Funds	$ 4,474,260	$ -	$ 4,474,260
Short-Term Investment	1,081,137	-	1,081,137
Total	$ 5,555,397	$ -	$ 5,555,397

(a) As of and during the period ended September 30, 2013, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.  There were no transfers into or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.  Refer to the Schedule of Investments for industry classifications.

During the period ended September 30, 2013, no securities were valued in accordance with the Trust’s good faith pricing guidelines.

b)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended September 30, 2013 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2013, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions expected to be taken on Federal income tax returns for the open tax period of September 30, 2013 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax return is presently in progress.

c)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)

Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on fixed income securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNALPOINT GLOBAL ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)

Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares are subject to a CDSC of 1.00% in the event of certain redemptions within 12 months following purchase.  The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended September 30, 2013, there were no CDSC fees paid to the Manager.

(2)

INVESTMENT TRANSACTIONS

For the period ended September 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 4,664,821	$ 355,571

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

SignalPoint acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended September 30, 2013, management fees of $15,398 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.24% of the Fund’s average daily net assets through January 31, 2014. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the period ended September 30, 2013, the Manager waived management fees of $15,398 and reimbursed expenses of $44,872. As of September 30, 2013, the Manager may recapture $60,270 of waived management fees and reimbursed expenses no later than September 30, 2016.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended September 30, 2013, the Fund incurred $6,343 for such fees.

SIGNALPOINT GLOBAL ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per valuation committee meeting and per special board meeting attended at the discretion of the Chairman. Effective May 1, 2013, the Chairman of the Trust’s Audit Committee receives a $400 annual fee per Fund. Prior to this date the Chairman of the Trust’s Audit Committee received a quarterly fee of $750 for all Funds in the Trust. The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributor, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

(4) UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

(5)

TAX COMPONENTS OF CAPITAL

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $5,528.

SIGNALPOINT GLOBAL ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Permanent book and tax differences, primarily attributable to different book and tax treatment of short-term gains, resulted in reclassification for the period ended September 30, 2013 as follows:

(6)

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(7)

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the SignalPoint Global Alpha Fund and

the Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SignalPoint Global Alpha Fund, a series of shares of beneficial interest of Mutual Fund Series Trust (the “Fund”), as of September 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period October 16, 2012 (commencement of operations) through September 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SignalPoint Global Alpha Fund, as of September 30, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the period October 16, 2012 through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

SIGNALPOINT GLOBAL ALPHA FUND

Additional Information (Unaudited)

September 30, 2013

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-769-9980; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-769-9980; and on the Commission’s website at http://www.sec.gov.

Board Deliberations Regarding Approval of the Management Agreement with respect to the SignalPoint Global Alpha Fund

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Management Agreement between the Trust, on behalf of the SignalPoint Global Alpha Fund (the “SignalPoint Fund”), and SignalPoint Capital Management, LLC (the “Adviser”) at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed a report prepared by setting forth the Adviser’s responses to a series of questions regarding, among other things, the Adviser’s past investment performance, its proposed services to the SignalPoint Fund, comparative information regarding the SignalPoint Fund’s proposed fees and expenses, and the Adviser’s anticipated profitability from managing the SignalPoint Fund.  The Trustees noted that the Adviser will receive the benefit of 12b-1 fees as a resource for distribution related expenses.

As to the business and the qualifications of the personnel of the Adviser, the Trustees reviewed the biographical information contained in their 15c response and discussed, in particular, the experience of the fund management personnel.  The Trustees considered the Adviser’s duties under the terms of the Management Agreement.  The Trustees inquired regarding the use of the soft dollars, and a representative of the Adviser stated that it would not use soft dollars.  The Trustees inquired regarding any regulatory issues involving the Adviser affiliate and were assured there were none.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the SignalPoint Fund under the applicable Management Agreement.

Because the SignalPoint Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  The Board considered the performance of the Portfolio relative to its benchmark since the Portfolio’s inception. Based upon their review, the Trustees concluded that the Adviser has the potential to deliver favorable returns.

As to the costs of the services to be provided and the profits to be realized by the Adviser, the Trustees reviewed the firm’s estimates of its profitability and financial information about the firm.  They discussed with the Adviser fees charged by the Adviser affiliate for its clients, and the Adviser responded that the fees range from 0.50% to 1.0%, with an approximate average of 0.80%.  In response to a question regarding the Adviser’s estimated loss during the first year of operations, the Adviser stated that neither portfolio managers would be drawing a salary until the firm became profitable and therefore actual losses will be lower than the estimate.  The Trustees also considered that the Adviser had agreed to waive fees or reimburse expenses to the extent that the SignalPoint Fund’s total operating expenses exceed certain limits.  In response to questions, the Adviser stated that they have sufficient resources to maintain the Fund’s expense cap.  Based on their review, the Trustees concluded that they were satisfied that the firm’s expected level of profitability from its relationship with the SignalPoint Fund would not be excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the SignalPoint Fund and compared that fee to management fees paid by funds in a relevant peer group.  The Trustees also compared the total expense ratio of the SignalPoint Fund with the expense ratios of the funds in the applicable peer group.  The Board noted that the SignalPoint Fund’s proposed management fee and expense ratio were at the higher end of the range of fees and expenses of funds in the SignalPoint Fund’s peer group, but in line with or lower than certain funds in the peer group.  It was reported to the Board that the Morningstar average was 0.70% for management fees, and 1.78% for gross expense ratio.

Following the discussion, the Trustees concluded that the SignalPoint Fund’s proposed management fee was acceptable.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share the economies of scale with the SignalPoint Fund and its

Board Deliberations Regarding Approval of the Management Agreement with respect to the SignalPoint Global Alpha Fund - Continued

shareholders if the SignalPoint Fund experiences a substantial growth in assets.  The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the SignalPoint Fund and its shareholders.

SignalPoint Global Alpha Fund

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the SignalPoint Global Alpha Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the SignalPoint Global Alpha Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the SignalPoint Global Alpha Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,041.40	$7.63	1.49%
Class C	1,000.00	1,037.90	11.44	2.24
Class I	1,000.00	1,044.20	6.35	1.24

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,017.60	$7.54	1.49%
Class C	1,000.00	1,013.84	11.31	2.24
Class I	1,000.00	1,018.85	6.28	1.24

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

SIGNALPOINT GLOBAL ALPHA FUND

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	24	Variable Insurance Trust since 2010
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	24	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	24	Variable Insurance Trust since 2010

SIGNALPOINT GLOBAL ALPHA FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2013

Interested Trustee*  ** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013 President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	24	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to present.	N/A	N/A

*The term of office of each Trustee is indefinite.

** The Trustee who is an "intrested persons" of the Trust as defined in the 1940 Act is n interested person by virture of being an officer of an investment advisor to certain series of the Trust.

Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

ADVISOR

SignalPoint Capital Management, LLC.

400 South Avenue, Suite 300

Springfield, MO 65806

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, Ohio 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013
SignalPoint Global Alpha Fund	10,500

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013
SignalPoint Global Alpha Fund	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended September 30, 2013.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended September 30, 2013 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2013